SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549




FORM 8-K


CURRENT REPORT



Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934



Date of Report:  November 2, 1995




U S WEST, INC.


A Delaware    Commission File    IRS Employer Identification
Corporation   Number 1-8611          No. 84-0926774


7800 East Orchard Road, Englewood, Colorado 80111


Telephone Number (303) 793-6500



Item 7.  Exhibits

     4.1  Form of Fixed Rate Global Note concerning the
$500,000,000 U S WEST Capital Funding, Inc. Medium-Term
Notes due nine months or more from date of issue, unconditionally guaranteed as to payment of principal, premium, if any, and interest, by U S WEST, Inc.

     4.2  Form of Floating Rate Global Note concerning the
$500,000,000 U S WEST Capital Funding, Inc. Medium-Term
Notes due nine months or more from date of issue, unconditionally guaranteed as to payment of principal, premium, if any, and interest, by U S WEST, Inc.




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             U S WEST, Inc.

                             /s/ STEPHEN E. BRILZ
                             By:___________________________
                                 Stephen E. Brilz
                                 Senior Attorney and
                                 Assistant Secretary

Dated:  November 2, 1995












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